Exhibit 99.1

AI Drug Discovery Pioneer, Nanyang Biologics Pte. Ltd., Enters into

Business Combination Agreement with RF Acquisition Corp II

In US$1.5B Transaction to Pursue Public Listing

●	Nanyang Biologics Pte. Ltd., together with its subsidiaries (collectively, the “Company”, “we” or “NYB”), offers a comprehensive drug discovery platform that integrates the wisdom of traditional medicine with state-of-the-art technologies.

●	Patented Flagship NB-A002 is a First-in-class DNA Damage Response (“DDR”) therapeutic product candidate, targeting the previously undruggable target ILF2, inducing synthetic lethality in DDR and Homologous Recombination Deficiency Cancers.

●	Patented Drug-Target Interaction Graph Neural Network (“DTIGN”) is a Structure-and-Outcome-guided discovery AI Model, designed to enable faster identification of promising drug candidates and significantly reduce R&D costs.

●	Pioneering collaboration with the Nanyang Technological University Singapore (“NTU”). The NYB-NTU joint laboratory aims to revolutionize drug discovery through the power of AI and the medicinal properties of natural compounds.

●	NYB holds a growing portfolio of patents across its drug-candidate pipeline and proprietary nutraceuticals.

On October 2nd, 2025, NYB announced that it entered into a business combination agreement (“BCA”) with RF Acquisition Corp II (“RFAI”) (NASDAQ: RFAI), a publicly traded special purpose acquisition company, in a transaction aimed at making NYB become a publicly listed company (the “Proposed Transaction”). Following the closing, the combined company (the “Combined Company”) is expected to be listed on Nasdaq under the reserved ticker symbol “NYB.”

The Combined Company will continue to be led by serial entrepreneur Roland Ong, Chairman of NYB and Professor Li Hoi Yeung, Lead Principal Investigator of the joint laboratory, along with other key members of the executive leadership team. Mr. Ong and Professor Li co-founded the joint laboratory initiative between NTU and NYB five years ago, receiving funding support from key investors The9 Limited (Nasdaq: NCTY) (“The9”), Mercatus Capital, a Singapore-based family office, and other shareholders.

NYB’s shareholders, including The9 and Mercatus Capital will retain a majority of the Combined Company’s outstanding shares, and NYB will designate a majority of the director nominees for the Combined Company’s board.

NYB operates an industry-recognized AI Drug Discovery Platform powered by Nvidia, HP, and Equinix

NYB is an AI-driven drug discovery and biotechnology company. Its flagship Vecura™ AI platform, powered by the proprietary DTIGN, translates vast biochemical spaces into feasible drug candidates. In 2024, the DTIGN engine outperformed competitors by 27% in benchmarking tests1, as published in the prestigious IEEE magazine, a peer-reviewed journal. The DTIGN engine was also awarded 1st Prize at the SuperAI Genesis Startup Competition 2025 among over 700 global startups2, underscoring NYB’s pioneering role in AI-biotech innovation. Building on this foundation, and in strategic collaboration with global technology leaders such as NVIDIA, Hewlett Packard Enterprise (HPE), Equinix, and top-tier research institutions, NYB is developing what we believe to be one of the world’s largest AI-curated natural compound libraries anchored in Singapore. With this fully integrated ecosystem and go-to-market strategy, we believe NYB is redefining AI-driven drug discovery, accelerating the path to next-generation pharmaceuticals, functional foods, and personalized healthcare solutions.

Powered by Vecura™ AI and DTIGN, NYB’s AI-guided drug discovery has identified multiple nature-inspired small molecules — such as NB-B101 (solid tumors), NB-C201 (cardiovascular health) and NB-C301 (mental health) all progressing through preclinical stages. Supported by strong intellectual property, including international patent applications and early-stage provisional patents, the pipeline targets high-unmet needs in oncology, cardiovascular aliments, and mental health.

First-in-Class ILF2 Oncology Candidate Positioned to Capture Massive Unmet Global Demand

NYB is advancing a strong pipeline rooted in Asia’s biodiversity, spanning oncology, cardiovascular aliments and mental health therapeutics. We believe that NYB’s leading candidate, NB-A002, is a first-in-class oncology therapy targeting the previously undruggable ILF2 protein. By inducing synthetic lethality in HRD cancers, including BRCA-mutated and BRCAness tumors, we believe NB-A002 offers a superior alternative to PARP inhibitors with potential treatments across ovarian, breast, lung and other solid tumors.

The global DDR therapy market is valued at $8.3 billion today and expected to reach $19.5 billion by the mid-2030s3. With 91% of pan-cancer cases in Chinese populations carrying actionable DDR/HRD alterations, we believe NB-A002 is uniquely positioned to potentially address massive unmet demand in oncology.

[1]	https://ieeexplore.ieee.org/document/10645211
[2]	https://www.superai.com/reports/2025-event-report
[3]	https://www.researchandmarkets.com/reports/6071261/dna-repair-drugs-global-strategic-business?srsltid=AfmBOoo9gQPZ_0nEFC_WBFDhdDYNyWGujGAgQbYbNPiB2w9z2BPtO2BP

NYB-NTU Collaboration Unlocks AI and Natural Compounds for Breakthrough Drug Discovery

NYB has established a pioneering joint laboratory with NTU, a global AI powerhouse ranked 2nd worldwide for AI by the U.S. News & World Report 20254. The NYB-NTU collaboration is developing the next-generation AI engine underpinning Vecura™ AI, harnessing the power of AI and the therapeutic potential of natural compounds to accelerate discovery across small molecules, biologics, and other large-molecule modalities. This partnership is designed to advance NYB’s pipeline across oncology, cardiovascular, metabolic and mental health disciplines, supporting its vision of extending human longevity.

Management Commentary

Tse Meng Ng, Chairman and CEO of RF Acquisition comments, “We are thrilled to partner with Roland, Professor Li, and the NYB team at this pivotal moment in their growth journey. NYB has built a truly differentiated AI-powered drug discovery platform, combining world-class research capabilities with a strong pipeline of therapeutic candidates. We believe NYB is uniquely positioned to transform the future of medicine by addressing areas of high unmet medical need. This transaction reflects our confidence in NYB’s ability to create lasting value for patients, shareholders, and the broader healthcare ecosystem. We look forward to supporting the Company as it enters the public markets and executes on its vision of reshaping healthcare through innovation.”

Roland Ong, Group Chairman of NYB comments, “We are delighted to announce our business combination with RF Acquisition Corp II, marking an important milestone in NYB’s journey. AI-driven drug discovery is breaking through barriers that have long hindered the advancement of medicine, significantly reducing R&D time and costs while opening new opportunities for humanity to pursue longevity. Our proprietary DTIGN platform has mapped vast numbers of natural compounds and identified promising candidates, strengthening the feasibility of a new era of drug development. On top of that, our lead molecule NB-A002 introduces a novel approach to treating solid tumors, and we are honored to have received a clinical trial invitation from the head of oncology at one of the world’s top universities. At the same time, our pioneering collaboration with NTU continues to propel us forward, building the next generation of AI engines and expanding discovery into biologics and other modalities. Together, these achievements affirm our vision of reshaping healthcare through innovation.”

[4]	https://www.usnews.com/education/best-global-universities/artificial-intelligence

Transaction Overview

The Proposed Transaction gives NYB approximately $1.5 billion in pre-transaction equity value.

NYB’s existing shareholders, including The9 and Mercatus Capital will roll over 100% of the equity and retain a majority of the Combined Company’s outstanding shares, while NYB will also designate a majority of the Combined Company’s board of directors.

Following the Proposed Transaction, NYB aims to accelerate the discovery of more effective drug molecules and identify active ingredients from natural sources for use in both pharmaceuticals and traditional medicine.

The transaction has been approved by the Board of Directors of NYB and RFAI, and its closing is expected to be in the first or second quarter of 2026, subject to shareholders’ approval and the satisfaction of customary closing conditions.

Additional information about the Proposed Transaction, including a copy of the business combination agreement and investor presentation, will be provided in one or more Current Reports on Form 8-K to be filed by RFAI with the Securities and Exchange Commission (“SEC”).

Advisors

Ortoli Rosenstadt LLP is serving as NYB’s US counsel. Winston & Strawn LLP is serving as counsel to RFAI. Insight Law LLC is serving as NYB’s Singapore counsel. Maples and Calder (Hong Kong) LLP is serving as NYB’s Cayman Islands counsel. EarlyBirdCapital, Inc. is serving as a financial advisor to RFAI.

About NYB

The Company is an AI-driven drug discovery and biotechnology company accelerating the future of medicine through the convergence of artificial intelligence and natural compounds. Its flagship Vecura™ AI platform, powered by the proprietary Drug-Target Interaction Graph Neural Network (DTIGN), translates vast biochemical spaces into feasible drug candidates.

Anchored in Singapore, NYB is building what they believe is one of the world’s largest AI-curated natural compound libraries in collaboration with global technology leaders NVIDIA, Hewlett Packard Enterprise (HPE), and Equinix, together with leading research institutions. Its pipeline of five molecules targets high unmet needs in oncology, cardiovascular, and mental health, led by NB-A002, a first-in-class targeted therapy addressing cancers with compromised DNA Damage response (DDR).

Learn more at https://www.nanyangbiologics.com/

About RF Acquisition Corp II

RFAI is a blank check company incorporated as a Cayman Islands corporation whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. While RFAI may pursue an initial business combination target in any business, industry, or geographic location, it intends to focus its search on businesses in Asia within the deep technology sector, including artificial intelligence, quantum computing, and biotechnology. RFAI was incorporated in 2024 and is based in Singapore.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates, and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, NYB’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following the closing of the Proposed Transaction, RFAI’s and NYB’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of RFAI’s and NYB’s management and are not predictions of actual performance.

These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of RFAI and NYB believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of RFAI and NYB cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the SEC and other documents filed by the Combined Company or RFAI from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither RFAI nor NYB can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from RFAI’s shareholders or satisfy other closing conditions in the BCA, the occurrence of any event that could give rise to the termination of the BCA, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by RFAI’s public shareholders, costs related to the Proposed Transaction, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in RFAI’s Annual Report on Form 10-K filed with the SEC on March 25, 2025, the Quarterly Reports on Form 10-Q filed with the SEC on June 14, 2024, August 14, 2024 October 25, 2024, May 12, 2025, and July 28, 2025, respectively. There may be additional risks that neither RFAI nor NYB presently know or that RFAI and NYB currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of RFAI and NYB as of the date of this press release. Subsequent events and developments may cause those views to change. However, while RFAI and NYB may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of RFAI or NYB as of any date subsequent to the date of this press release. Except as may be required by law, neither RFAI nor NYB undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, RFAI and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement to be distributed to RFAI’s shareholders in connection with RFAI’s solicitation for proxies for the vote by RFAI’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. RFAI’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with RFAI’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about RFAI, the Company, and the Proposed Transaction. After the registration statement is filed and declared effective, RFAI will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

RFAI, NYB, and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from RFAI’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RFAI’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about RFAI’s directors and executive officers in RFAI’s final prospectus related to its initial public offering dated May 17, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of RFAI, the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

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